INFORMATION STATEMENT
(INTENDED TO BE DISTRIBUTED TO STOCKHOLDERS ON OR ABOUT JULY 18, 2013)

RIGHTSCORP, INC.
1020 14th Ave., Suite 304, SW
Calgary, Alberta, Canada T2R 0N9
_____________________________

Notice of Stockholder Action by Written Consent

July 18, 2013

Dear Stockholder:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on July 17, 2013 (the “Record Date”), of shares of common stock, par value $0.001 per share (the “Common Stock”), of Rightscorp, Inc., a Nevada corporation (the “Company”), that holders of the majority of Common Stock have taken action by written consent as of July 17, 2013, to approve the following:

(1)
To authorize the Company’s officers and board of directors to amend  the Company’s Articles of Incorporation in the state of Nevada to authorize an increase in the authorized Common Stock from 65,000,000 shares of Common Stock to 250,000,000 shares of Common Stock, each with a par value of $0.001 (the “Authorized Common Stock Amendment”).

Nevada corporation law permits holders of a majority of the voting power to take a stockholder action by written consent. Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the Authorized Common Stock Amendment.

We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these actions.  The Authorized Common Stock Amendment will be effective upon filing of the Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS, AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein.

Sincerely,

RIGHTSCORP, INC.
/s/ Lester Esguerra Martinez
Lester Esguerra Martinez President

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

RIGHTSCORP, INC.
1020 14th Ave., Suite 304, SW
Calgary, Alberta, Canada T2R 0N9

Information Statement Concerning Actions by Written Consent

Date and Purpose of Written Consent

On July 17, 2013, stockholders holding 22,200,000 shares of Common Stock, which constitutes a majority of the voting power of the Company, took action by written consent for the purpose of approving the Certificate of Amendment to Articles of Incorporation of the Company to authorize an increase in the authorized Common Stock from 65,000,000 shares of Common Stock to 250,000,000 shares of Common Stock, each with a par value of $0.001 (the “Authorized Common Stock Amendment”).

The Authorized Common Stock Amendment will not take place until the Nevada Secretary of State has accepted the Company’s Certificate of Amendment filing amending the Company’s Articles of Incorporation.

Stockholders Entitled to Notice

As of July 17, 2013 there were 43,500,000 shares of our Common Stock outstanding.  Holders of our Common Stock, our only outstanding voting securities outstanding, are entitled to one vote per share.  Stockholders of record at the close of business on July 17, 2013, will be entitled to receive this notice and information statement.

Proxies

No proxies are being solicited.

Consents Required

The approval and adoption of the Authorized Common Stock Amendment required the consent of the holders of a majority of the shares of issued and outstanding Common Stock.

On July 17, 2013, five stockholders holding an aggregate of 22,200,000 shares, or approximately 51.03% of our Common Stock, delivered a written consent to us adopting the proposal set forth herein.  For a detailed breakdown of the beneficial ownership of our Common Stock, please see Security Ownership of Certain Beneficial Owners and Management below.

Information Statement Costs

The cost of delivering this information statement, including the preparation, assembly and mailing of the information statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse others for expenses in forwarding information statement materials to the beneficial owners of our capital stock.

THE AUTHORIZED COMMON STOCK AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AUTHORIZED COMMON STOCK AMENDMENT THAT WILL OCCUR IF COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AUTHORIZED COMMON STOCK AMENDMENT AND THE BACKGROUND OF THIS CORPORATE TRANSACTION.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of July 17, 2013, regarding the beneficial ownership of our Common Stock of (i) each person known to us to be the beneficial owner, within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of more than 5% of the outstanding shares of Common Stock, (ii) each or our Directors, (iii) each of our executive officers, and (iv) all or our executive officers and Directors as a group.

Each of the beneficial owners named below has sole voting and investment power with respect to the shares listed.  On July 17, 2013, there were 43,500,000 shares of our Common Stock issued and outstanding.

Name and Address of Beneficial Owner (2)	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
Lester Esguerra Martinez President, CEO, CFO and Director 985 E Rodriquez SR. Ave Quezon City, Manilla Philippines	-	-

All Officers and Directors as a Group	-	-

5% Holders

Bedford Investments LLC Henville Building Charlestown	15,000,000	34.48%

(1)	Based on 43,500,000 shares of our common stock outstanding as of July 17, 2013.

(2)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.  Pursuant to the rules of the Securities and Exchange Commission, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

CONTEMPLATED MERGER TRANSACTION

As disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2013, on June 18, 2013, we entered in a binding letter of intent (the “LOI”) with Rightscorp, Inc., a Delaware corporation (“Rightscorp DE”) in connection with a proposed reverse acquisition transaction by and between the Company, Rightscorp DE and a wholly-owned subsidiary of the Company (“Merger Sub”), whereby Merger Sub will be merged with and into Rightscorp DE in exchange for the issuance to the stockholders of Rightscorp DE of approximately 52,500,000 shares of common stock of the Company (the “Merger”). Rightscorp DE has certain products and intellectual property rights relating to policing copyright infringement on the Internet.

In accordance with the LOI, subject to satisfactory completion of due diligence and approval by the stockholders of Rightscorp DE, the terms and conditions of the Merger shall be set forth in a formal definitive agreement containing customary representations and warranties, covenants and indemnification provisions, to be negotiated between the parties.  The LOI does not obligate the parties to complete the Merger; there is no assurance that the parties will reach agreement on definitive documentation or satisfy the conditions to closing, or that the Merger will be completed.  The closing of the Merger is expected to occur within thirty (30) days from the date on which Rightscorp DE completes the audit of its financial statements as required to be filed by the Company and approval by Rightscorp DE’s stockholder and debt holders of the Merger (the “Closing”). Immediately after the Closing, Rightscorp DE will become a wholly-owned subsidiary of the Company.

STOCKHOLDERS’ ACTION NO. 1

AMENDMENT TO THE ARTICLES OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General Information

As of July 16, 2013, pursuant to our Articles of Incorporation, we are authorized to issue up to 65,000,000 shares of Common Stock.  We propose to increase our authorized shares of Common Stock from 65,000,000 to 250,000,000 shares of Common Stock (the “Authorized Common Stock Amendment”).

The holders of shares representing a majority of our outstanding voting stock have given their written consent to increase the authorized number of shares of Common Stock.  Under Nevada corporation law, the consent of the holders of a majority of the voting power is effective as stockholders’ approval.  We have filed the Certificate of Amendment to Articles of Incorporation of the Company with the Nevada Secretary of State in order to increase the number of authorized shares of Common Stock to 250,000,000 shares.  A copy of the form of Certificate of Amendment to Articles of Incorporation to effectuate the Authorized Common Stock Amendment is attached hereto as Exhibit A.

The Authorized Common Stock Amendment will not result in any changes to our issued and outstanding shares of Common Stock and will only affect the number of shares that may be issued by us in the future.

Reasons for the Amendment

The primary purpose of the Authorized Common Stock Amendment is to make available for future issuance by us additional shares of Common Stock and to have a sufficient number of authorized and unissued shares of Common Stock to maintain flexibility in our corporate strategy and planning.  We believe that it is in the best interests of us and our stockholders to have additional authorized but unissued shares available for issuance to meet business needs as they arise.  The Board of Directors believes that the availability of additional shares will provide us with the flexibility to issue Common Stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans, and other proper corporate purposes that may be identified in the future by the Board of Directors, without the possible expense and delay of a special stockholders’ meeting.  The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for stockholders who do not purchase additional shares to maintain their pro rata interest in us, on such stockholders’ percentage voting power.

The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by our stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded.  Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock.  Holders of Common Stock have no preemptive rights. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors determines to undertake any actions on an expedited basis and thus to avoid the time, expense and delay of seeking stockholder approval in connection with any potential issuance of Common Stock of which we have none contemplated at this time other than as discussed herein.

Other than the issuance of Common Stock contemplated in connection with the Merger, we have no arrangements, agreements, understandings, or plans at the current time for the issuance or use of the additional shares of Common Stock proposed to be authorized.  The Board of Directors does not intend to issue any Common Stock except on terms which the Board of Directors deems to be in the best interests of us and our stockholders.

Principal Effects on Outstanding Common Stock

The proposal to increase the authorized capital stock will affect the rights of existing holders of Common Stock to the extent that future issuances of Common Stock will reduce each existing stockholder’s proportionate ownership and may dilute earnings per share of the shares outstanding at the time of any such issuance.  The Certificate of Amendment to Articles of Incorporation will be effective upon filing with the Nevada Secretary of State.

Potential Anti-Takeover Aspects and Possible Disadvantages of Stockholder Approval of the Increase

The increase in the authorized number of shares of Common Stock could have possible anti-takeover effects. These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely. The additional authorized shares could be used to discourage persons from attempting to gain control of us by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board of Directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board of Directors although perceived to be desirable by some stockholders. Other than the transactions associated with the contemplated Merger, pursuant to which the stockholders of Rightscorp DE will acquire an aggregate of approximately 52,500,000 shares of our Common Stock, the Board of Directors does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of us by means of a merger, tender offer, solicitation in opposition to management or otherwise.

While the Authorized Common Stock Amendment may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by the Authorized Common Stock Amendment outweighs any disadvantages. To the extent that the Authorized Common Stock Amendment may have anti-takeover effects, the Authorized Common Stock Amendment may encourage persons seeking to acquire us to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the stockholders’ interests.

Other than as set forth above, there are currently no plans, arrangements, commitments or understandings for the issuance of additional shares of Common Stock.

Amendment

The Third Article of our Articles of Incorporation will be amended to read as follows:

“Article 3. Authorized Stock: Number of shares with par value: 260,000,000

The aggregate number of shares that the Corporation will have authority to issue is Two Hundred Sixty Million (260,000,000), of which Two Hundred Fifty Million (250,000,000)  shares will be common stock ("Common Stock"), with a par value of $0.001 per share,  and Ten Million (10,000,000) shares will be preferred stock, with a par value of $0.001 per  share  ("Preferred Stock"), such Preferred Stock to have such designations, rights,  qualifications, preferences, limitations, and terms of the shares of any series of Preferred  Stock as the  Board of Directors may determine from time to time.”

A copy of the Certificate of Amendment to Articles of Incorporation is attached as Exhibit A.

No Dissenter’s Rights

Under Nevada Law, our dissenting stockholders are not entitled to appraisal rights with respect to our Authorized Common Stock Amendment, and we will not independently provide our stockholders with any such right.

REASONS WE USED STOCKHOLDER CONSENT AS OPPOSED TO SOLICITATION OF STOCKHOLDER APPROVAL VIA PROXY STATEMENT AND SPECIAL MEETING

The increase in our authorized common stock as described in this Information Statement requires an amendment to our Articles of Incorporation, which cannot proceed until stockholder approval is obtained and effective.  Stockholder approval could have been obtained by us in one of two ways: (i) by the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder meeting called for such purpose, or (ii) by a written consent of the holders of a majority of our voting securities.

Given that we have already secured the affirmative consent of the holders of a majority of our voting securities to the amendments to our Articles of Incorporation, we determined that it would be a more efficient use of limited corporate resources to forego the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder meeting called for such a purpose, and rather proceed through the written consent of the holders of a majority of our voting securities. Spending the additional company time, money and other resources required by the proxy and meeting approach would have been potentially wasteful and, consequently, detrimental to completing the amendments to our Articles of Incorporation in a manner that is timely and efficient for us and our stockholders.

DISTRIBUTION OF INFORMATION STATEMENT

Only one information statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices in Alberta at (403) 850-8227.  If multiple stockholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No director, officer, nominee for election as a director, associate of any director, officer of nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other stockholders pro rata in accordance with their respective interest.  No director has informed us that he intends to oppose any of the corporate actions to be taken by us as set forth in this Information Statement.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (“SEC”) in its rules, regulations and releases) representing our expectations or beliefs regarding the Company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

ADDITIONAL INFORMATION

We are subject to the informational reporting requirements of the Exchange Act and file reports, proxy statements and other information required under the Exchange Act with the SEC. Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. Copies of such materials and information from the SEC can be obtained at existing published rates from the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. The SEC also maintains a site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which may be downloaded free of charge.

CONCLUSION

To keep you informed, we are sending you this Information Statement which describes the purpose and effect of the Authorized Common Stock Amendment. Your consent to the Authorized Common Stock Amendment is not required and is not being solicited in connection with this action.

Neither the SEC nor any state regulatory authority has approved or disapproved of this transaction, passed upon the merits or fairness of the transaction, or determined if this Information Statement is accurate or complete.  Any representation to the contrary is a criminal offense.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

RIGHTSCORP, INC.
By Order of the Board of Directors
By: /s/ Lester Esguerra Martinez
Lester Esguerra Martinez, President